EXPRESSPOINT TECHNOLOGY SERVICES, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN
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                                TABLE OF CONTENTS


 1.  Purpose of the Plan.......................................................1

 2.  Administration of the Plan................................................1

 3.  Eligible Employees........................................................1

 4.  Offerings.................................................................1

 5.  Price.....................................................................1

 6.  Fair Market Value.........................................................2

 7.  Exercise of Rights and Method of Payment..................................2

 8.  Shares Subject to the Plan................................................2

 9.  Limitations on Grants.....................................................2

10.  Limit on Participation....................................................3

 11. Cancellation of Election to Participate...................................3

12.  Termination of Employment.................................................3

 13. Employee's Right as Stockholder...........................................3

 14. Rights not Transferable...................................................3

 15. Limits on Sale of Stock Purchased Under the Plan..........................3

 16. Amendments to or Discontinuance of the Plan...............................4

 17. Effective Date and Approval...............................................4

 18. Termination of the Plan...................................................4

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1     PURPOSE OF THE PLAN. The purpose of this Employee Stock Purchase Plan (the
      "Plan") is to provide employees of ExpressPoint Technology Services, Inc., a Delaware corporation, (hereinafter, the "Company") and its subsidiaries, who wish to become stockholders of the Company an opportunity to purchase shares (a "Share" or "Shares") of the Common Stock of the Company ("Common Stock"). The Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").


2      ADMINISTRATION OF THE PLAN.

      2.1 The Plan shall be administered by the Board of Directors itself (the "Board") until such time as it appoints a committee to administer the Plan in connection with the Company's initial public offering (the "Committee"). References to the Committee shall be deemed references to the Board if no such committee is in existence.

      2.2 The Committee may waive such provisions of the Plan as it deems necessary to meet special circumstances not anticipated or covered expressly by the Plan, but nothing herein shall be deemed to authorize the Committee to alter or administer the provisions of the Plan in a manner inconsistent with the provisions of Section 423 of the Code.

      2.3 No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any right granted under it.


3 ELIGIBLE EMPLOYEES. Subject to provisions of Sections 8, 9, and 10, below, any individual who is in the full-time employment (as defined below) of the Company, or any of its subsidiaries (as defined in Section 424(f) of the Code) the employees of which are designated by the Committee as eligible to participate in the Plan, is eligible to participate in any Offering of Shares (as defined in Section 4, below) made by the Company hereunder. Full-time employment shall include all employees whose customary employment is --

      3.1   in excess of 20 hours per week; and

      3.2   more than five months in the relevant calendar year.


4     OFFERINGS.

      4.1 From time to time the Company, by action of the Board, will grant rights to purchase Shares to employees eligible to participate in the Plan pursuant to one or more offerings (each of which is referred to herein as an "Offering") on a date or series of dates (each of which is referred to herein as an "Offering Date") designated for this purpose by the Board, subject, however to
            Section 17, below.

      4.2 Rights granted on any Offering Date shall be exercisable upon the expiration of such period (the "Offering Period") as determined by the Board when it authorizes the Offering, provided that an Offering Period shall in no event be longer than 27 months.


5 PRICE. The price per Share with respect to each grant of rights hereunder shall be the lesser of--

      5.1 eighty-five percent (85%) of the fair market value of a Share on the Offering Date on which such right was granted; or

      5.2 eighty-five percent (85%) of the fair market value of a Share on the date such right is exercised.


 Rev. October 8, 1996
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                  ExpressPoint Technology Services, Inc. 1996
                    Employee Stock Purchase Plan - continued
                           --------------------------


      At its discretion, the Committee may determine a higher price for a grant of rights.


6 FAIR MARKET VALUE. For purposes of the Plan, the term "fair market value" on any date means--

      6.1 the closing price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or

      6.2 the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market or SmallCap Market, if the Common Stock is then traded in one of such markets; or

      6.3 the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Sock is not reported on a national securities exchange, the Nasdaq National Market or the Nasdaq SmallCap market.


7     EXERCISE OF RIGHTS AND METHOD OF PAYMENT.

      7.1 Rights granted under the Plan will be exercisable periodically on the dates determined by the Board.

      7.2 The method of payment for Shares purchased upon exercise or rights granted hereunder shall be through regular payroll deductions or by lump sum cash payment, or both, as determined by the Committee. No interest shall be paid on payroll deductions unless specifically provided for by the Committee.

      7.3 Any payments received by the Company from a participating employee and not utilized for the purchase of Shares upon exercise of a right granted hereunder shall be promptly returned to such employee by the Company after termination of the right to which the payment relates.


8 SHARES SUBJECT TO THE PLAN. No more than 150,000 Shares may be sold pursuant to rights granted under the Plan; provided, however, that appropriate adjustment shall be made in such number, in the number of Shares covered by outstanding rights granted hereunder, in the exercise price of the rights and in the maximum number of Shares that an employee may purchase (pursuant to Section 9, below) to give effect to any mergers, consolidations, reorganizations, recapitalization, stock splits, stock dividends or other relevant changes in the capitalization of the Company occurring after the effective date of the Company's initial public offering of its common stock. Unless the Committee determines otherwise, no fractional Shares shall be subject to a right and each right shall be adjusted downward to the nearest full Share. Any agreement of merger or consolidation will include provisions for protection of the then existing rights of participating employees under the Plan. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Company may be made subject to rights under the Plan. If for any reason any right under the Plan terminates in whole or in part, Shares subject to such terminated right may again be subjected to a right under the Plan.


9     LIMITATIONS ON GRANTS.

      9.1 No employee shall be granted a right hereunder if such employee, immediately after the right is granted, would own stock or rights to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or of any subsidiary,
 Rev. October 8, 1996
                                                                     Page 2 of 4

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                  ExpressPoint Technology Services, Inc. 1996
                    Employee Stock Purchase Plan - continued
                           --------------------------

            computed in accordance with Sections 423(b)(3) and 424(d) of the Code.

      9.2 No employee shall be granted a right that permits his or her right to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 (or such other maximum as may be prescribed from time to time by the Code) of in fair market value of such shares (determined at the time such right is granted) for each calendar year in which such right is outstanding at any time in accordance with the provisions of Section 423(b)(8) of the Code.

      9.3 No right granted to any participating employee under a single Offering shall cover more shares than may be purchased at an exercise price equal to 10% of the compensation payable to the employee during the Offering not taking into consideration any changes in the employee's rate of compensation after the date the employee elects to participate in the Offering, or such other percentage as determined by the Committee of Directors from time to time.


10 LIMIT ON PARTICIPATION. Participation in an Offering shall be limited to eligible employees who elect to participate in such Offering in the manner and within the time limitation established by the Committee after the Board has authorized the offering.


11 CANCELLATION OF ELECTION TO PARTICIPATE. An employee who has elected to participate in an Offering may, unless the employee has waived this cancellation right at the time of such election in a manner established by the Committee, cancel such election as to all (but not less than all) of the rights granted under such Offering by giving written notice of such cancellation to the Company before the expiration of the Offering Period. Any amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee, without interest, upon such cancellation.


12 TERMINATION OF EMPLOYMENT. Upon termination of employment for any reason, including the death of the employee, before the date on which any rights granted under the Plan are exercisable, all such rights shall immediately terminate and amounts paid by the employee for the Shares or withheld for the purchase of Shares from the employee's compensation through payroll deductions shall be paid to the employee or to the employee's estate, without interest.


13 EMPLOYEE'S RIGHTS AS STOCKHOLDER. No participating employee shall have any rights as a stockholder in the Shares covered by a right granted hereunder until such right has been exercised, full payment has been made for the corresponding Shares and the Share certificate is actually issued.


14 RIGHTS NOT TRANSFERABLE. Rights under the Plan are not assignable or transferable by a participating employee and are exercisable only by the employee during his lifetime.


15 LIMITS ON SALE OF STOCK PURCHASED UNDER THE PLAN. The Plan is intended to provide Shares for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws; provided, however, that because of certain federal tax requirements, each employee agrees by entering the Plan, promptly to give the Company notice of any such stock disposed of within two years after the date of grant of the applicable right, showing the number of such shares disposed of.


 Rev. October 8, 1996
                                                                     Page 3 of 4

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                  ExpressPoint Technology Services, Inc. 1996
                    Employee Stock Purchase Plan - continued
                           --------------------------

16 AMENDMENTS TO OR DISCONTINUANCE OF THE PLAN. The Board of Directors may at any time terminate or amend the Plan without notice and without further action on the part of stockholders of the Company, provided --


      16.1 that no such termination or amendment shall adversely affect the then existing rights of any participating employee; and

      16.2 that any such amendment that increases the number of Shares subject to the Plan, other than pursuant to the adjustment provisions of
            Section 8; changes the class of persons eligible to participate under the Plan; or materially increases the benefits accruing to participants under the Plan shall be subject to the approval of the stockholders of the Company.


17    EFFECTIVE DATE AND APPROVALS.

      17.1 The Plan is to become effective on the date of its adoption by the Board.

      17.2 The Company's obligation to offer, sell and deliver its Shares under the Plan is subject to the approval of its stockholders within 12 months thereafter and the approval of any governmental authority required in connection with the authorized issuance or sale of such Shares.

      17.3 No Offering shall be made under the Plan prior to the Company's initial public offering of Common Stock and prior to the receipt of an opinion of counsel that all applicable securities laws have been complied with.


18 TERM OF THE PLAN. No rights shall be granted under the Plan after tenth anniversary of the date the
      Board adopted the Plan.

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               Adopted by the Board of Directors this 23rd day of
               September, 1996 Approved by the Sole Stockholder on
                  September 27, 1996 As Amended by the Board of
                          Directors on October 8, 1996

 Rev. October 8, 1996
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